Exhibit 10.1

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

HAZEL PARTNERS HOLDINGS LLC

August 2, 2024

MSP Recovery, LLC

2701 South Le Jeune Road,

10th Floor

Coral Gables, FL 33134

Attn: John Ruiz, Chief Executive Officer

Dear Mr. Ruiz:

Reference is made to that certain Second Amended and Restated Credit Agreement (the “Credit Agreement”), dated November 10, 2023, by and among SUBROGATION HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), MSP RECOVERY, LLC, a Florida limited liability company (the “MSP or Owner Pledgor”), JRFQ HOLDINGS, LLC, a Delaware limited liability company (“Mortgagor Parent”), 4601 CORAL GABLES PROPERTY, LLC, a Florida limited liability company (“Mortgagor”), MSP RECOVERY CLAIMS, SERIES LLC – SERIES 15-09-321, a registered series of MSP Recovery Claims, Series LLC, a Delaware limited liability company, and a Subsidiary of the Borrower (the “Assignee”) and HAZEL PARTNERS HOLDINGS LLC, a Delaware limited liability company, as Lender (the “Lender”) and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Summary shall have the meanings set forth in the Credit Agreement.

The following is a Summary of Third Amendment Terms and Purchase Option for [***] Claims (the “Summary”) that the parties hereto have agreed will be entered into pursuant to the terms hereof (the “Third Amendment”):

1.
Summary of Commercial Terms
a.
“Operational Collection Floor” to be amended to maximum aggregate amount of $16,000,000.
b.
The Operational Collection Floor will be made available in eight (8) tranches of $1,750,000 to be drawn (at most once per month) between July 2024 and September 2025, plus an additional funding of no more than $2,000,000 by August 31, 2024 for the purpose of enabling MSP to purchase the [***] Claims.
c.
As additional consideration for the above adjustments to the Operational Collection Floor, the [***] Claims (defined below) will be granted as collateral for the Term A Loan and Term B Loan, as described in Section 5 below.
d.
For the avoidance of doubt, all amounts funded by Hazel in respect of the Operational Collection Floor, shall be deemed to be a funding of a Term Loan B and the amount set forth in Section 1(a) represents the amount available to the Borrower for drawing from the principal amount under the Term B Loan after deduction of the original issue discount.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

2.
[***] Claims and Claims Subsidiary
a.
The [***] Claims shall cover any and all claim recovery rights associated with [***] CCRAs for Claims with date of service commencing September 30, 2017 and ending July 23, 2024 (such Claims, the “[***] Claims”). MSP/Virage Recovery Master LP will retain all rights to Claims under such CCRA with date of service prior to September 30, 2017 (the “[***] Prior Claims”)
b.
The [***] Claims from Series 16-08-483, a designated series of MSP Recovery Claims, Series, LLC, will be transferred to a new Subsidiary of MSP (such Subsidiary to be a limited liability company under Delaware law, the “New Claims Subsidiary”), such that the New Claims Subsidiary will be a sister company to the Borrower in the Owner Pledgor organizational structure.
c.
The New Claims Subsidiary (and its membership interests as well the [***] Claims) must be designated to be part of the security collateral package.
d.
MSP will use its best efforts to enter into a standalone agreement in favor of the New Claims Subsidiary that will be acknowledged by both [***] and Virage Recovery Master LP that will substantially provide that [***] will directly perform obligations owed to the New Claims Subsidiary in respect of the [***] Claims to the same extent it performs those obligations in respect of the [***] Prior Claims under the CCRAs.
e.
The News Claims Subsidiary will have substantially the same governance structure as the Borrower, with a deciding voting control with an independent operating committee representative.
f.
Following the repayment in full of the Operational Collection Floor and prior to any Third Party Sale pursuant to Section 3(a) (as defined below), Hazel will have a further right to be paid an upside share of (i) 50% of collections until Hazel has recovered $8 million in collections from the [***] Claims and (ii) 25% of collections thereafter from the [***] Claims. For the avoidance of doubt, such sharing shall apply to all remaining [***] Claims following any sale pursuant to Section 3 below.
3.
Third-Party Sale Option for [***] Claims
a.
MSP will have the option to remove the [***] Claims from the collateral pool if the New Claims Subsidiary monetizes any such [***] Claims with a third party sale with an unrelated third party (a “Third Party Sale”) but only if the aggregate consideration for the monetization of such claims is greater than an amount agreed by Hazel (“Hazel Floor Price”) at the time of such third party sale (the “Third Party Price”). In such case, Borrower must prepay principal amount of the Operational Collection Floor in full and, to the extent there are any proceeds from such Third Party Sale in excess of the Hazel Floor Price available, then 50% of such excess shall be made available to MSP solely for use for the operational expenses of the Parent, and 50% of such excess shall be used to pay down Term A Loan and Term B Loan, pro-rata.
b.
MSP will further have the option to remove only 50% of the [***] Claims through a Third Party Sale (including a sale to Virage or its Affiliates on an arms-length basis) following the prepayment of the principal amount of the Operational Collection Floor and, to the extent of any proceeds in excess of 50% of the Hazel Floor Price after such prepayment are available, 50% of such excess shall be made available to MSP solely for use for the operational expenses of the Parent, and 50% of such excess shall be used to (i) further pay down the remaining principal amount of the Operational Collection Floor, and then to pay down Term A Loan and Term B Loan pro rata; in such case the [***] Claims remain an asset of the New Claims Subsidiary but MSP (or the purchaser) will receive 50% of any collections for use solely for use for the operational expenses of MSP.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

4.
Certain Edits to Credit Agreement to be included in Amendment No. 1 to Second Amended and Restated Credit Agreement (non-inclusive summary below)
a.
Additional Defined Terms: Add new defined terms for “[***] Security Agreement”, “[***]” and “[***] Claims”.
b.
Certain amendments to Section 2.1(c)(ii) and others as necessary to reflect commercial agreement.
c.
The New Claims Subsidiary to join the Credit Agreement as a “Credit Party”.
d.
Amendments to Credit Agreement to ensure that the Operational Collection Floor advances are repaid in priority to Term Loan A and Term Loan B. Lender shall release the Mortgage and the Guaranty Agreement once (x) the principal amount of Operational Collection Floor has been repaid in full (the equivalent of dollar amounts drawn under 2(c)(ii) of the Credit Agreement) or (y) the drawn amounts under the Operation Collection Floor as of December 31, 2024 are repaid in full (on a drawn and funded basis) on a dollar per dollar basis by such date. For the avoidance of doubt, to the extent proceeds are applied to the Operational Collection Floor pursuant to 3(a) or 3(b), the Mortgage and Guaranty Agreement will be released once the principal amount of the Operational Collection Floor is repaid in full.
5.
[***] Claims Security Package and Amendment to Security Documents

New Claims Subsidiary to enter into a Security Agreement, in form similar to the security agreement existing between the HC subsidiary and Hazel, pursuant to which the [***] Claims and the [***] Claims Case Proceeds and all other assets of the New Claims Subsidiary along with the membership interest of the New Claims Subsidiary are pledged as collateral security for the Operational Collection Floor, Term A Loan and Term B Loan pro rata.

Pursuant to the above Summary, Hazel will make available to the Borrower the first and second tranches of the Operational Collection Floor in the amount of $1,750,000 each (and an aggregated funding of $3,500,000) to be borrowed and funded on August 2, 2024 (the “Initial Tranches”), subject in all respects to the satisfaction or waiver of the draw down conditions set forth in the Credit Agreement. By electing to borrow the Initial Tranches, MSP and its Affiliates agree that they shall enter into the Third Amendment on the terms of the Summary prior to the availability of any other amounts under the Operational Collection Floor as set forth herein and all of the terms of such Third Amendment shall apply mutatis mutandis to the Initial Tranches (which shall represent the July 2024 and the August 2024 tranches).

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles of such state to the extent that the application of the laws of another jurisdiction would be required thereby. This letter may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Electronic signatures shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided for in any Applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

This letter constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature pages follow]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

ADMINISTRATIVE AGENT AND LENDER:

HAZEL PARTNERS HOLDINGS LLC

By:
Name:
Title:

[Signature page for the Summary continues]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Agreed and acknowledged:

SUBROGATION HOLDINGS, LLC, as Borrower

By:________________________________
Name: John H. Ruiz
Title: Authorized Representative

MSP RECOVERY, LLC, as Owner Pledgor and Guarantor and Parent hereunder

By:________________________________
Name: John H. Ruiz
Title: Authorized Representative

MSP Recovery Claims, Series LLC – Series 15-09-321, as a Subsidiary of the Borrower

By: Subrogation Holdings, LLC, its manager

By:________________________________
Name: John H. Ruiz
Title: Authorized Representative

JOHN RUIZ, in his personal capacity

_______________________________

FRANK QUESADA, in his personal capacity

_______________________________

[Signature page for the Summary continues]

DOCPROPERTY "DOCID" \* MERGEFORMAT #505514203_v20

Solely for the purpose of acknowledging the first priority security interest of Lender pursuant to Section 5 above and not as a party to this letter agreement.

Virage Recovery Master LP, a Delaware limited partnership

By: Virage Recovery LLC, its general partner

By:________________________________
Name: Edward Ondarza
Title: Manager

DOCPROPERTY "DOCID" \* MERGEFORMAT #505514203_v20